                                                                    EXHIBIT 99.5


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: MR Technologies, Inc                      Case No.: 01-11497
                                                 Reporting Period: February 2002

                                                                                   CURRENT                CUMULATIVE
                                                                                   -------                ----------
Cash - Beginning of the Month

Receipts                                             Operating
Receipts                                                                       $   317,804.31        $   1,017,440.81

Total Receipts                                                                 $   317,804.31        $   1,017,440.81

Disbursements
Trade Payables                                                                 $   152,834.56        $     460,085.76
Total Disbursements                                                            $   152,834.56        $     460,085.76

Net Cash Flow                                                                  $   164,969.75        $     557,355.05


Above information includes receipts and disbursements for MR Technologies, Inc. Disbursements related to MR Technologies, Inc. for the month and cumulative are $152,834.56 and $460,085.76 respectively. These amounts are paid by Lason Systems, Inc.

Debtor:  MR Technologies, Inc.                   Case # 01-11497
                                                 Reporting Period: February 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                CUMULATIVE FILING TO
REVENUES                                                                      MONTH                                   DATE
Gross Revenues                                                               180,533                                 833,108
Non-Debtor Net Intercompany                                                   -2,843                                  -2,418
Less:  Returns and Allowances                                                 -3,297                                 -20,117
Net Revenue                                                                  174,393                                 810,572
COST OF GOODS SOLD
Beginning Inventory                                                          271,448                                 468,396
Add:  Purchases                                                               26,866                                 127,413
Add:  Cost of Labor                                                           52,631                                 210,011
Add:  Other Direct Costs (attach schedule)                                   103,364                                 154,522
Less:  Ending Inventory                                                      203,122                                 271,448
Cost of Goods Sold                                                           251,187                                 757,220
Gross Profits                                                                -76,794                                  53,352
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                       898                                   2,021
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense                                                                -4,501                                   9,998
Pension & Profit Sharing Plans                                                   165                                     355
Repairs and Maintenance                                                          645                                   2,549
Rent and Lease Expense                                                         2,534                                   4,255
Salaries/Commissions/Fees                                                     26,906                                  79,911
Supplies                                                                         305                                   1,420
Taxes - Payroll                                                                  986                                   2,456
Taxes - Real Estate
Taxes - Other                                                                    564                                   7,287
Travel and Business Expenses                                                   1,652                                   2,839
Utilities
Other (attach schedule)                                                           22                                     120
Total Operating Expenses Before Depreciation                                  30,174                                 113,211
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                            -106,968                                 -59,860
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)                                                    0                                      17
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                               -106,968                                 -59,877
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                      0                                       0
Income Taxes
NET PROFIT (LOSS)                                                           -106,968                                 -59,877

Debtor:  MR Technologies, Inc.                   Case #: 01-11497
                                                 Reporting Period: February 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                          CUMULATIVE FILING TO
BREAKDOWN OF "OTHER" CATEGORY                                       CURRENT MONTH                                  DATE
OTHER DIRECT COSTS
Outside Services                                                         11,747                                   13,531
Pass Through Postage Exp                                                -10,744                                 -198,348
Lease & Maint. Expense                                                   70,249                                  138,055
Building Expenses                                                        16,567                                   34,506
Office Telephones                                                         2,271                                    3,437
Other Expenses                                                            5,848                                   36,117
Direct Depreciation                                                       7,427                                   18,425
  TOTAL OTHER DIRECT COSTS                                              103,364                                   45,723
OTHER OPERATIONAL EXPENSES
Professional Services                                                        22                                       22


OTHER INCOME


OTHER EXPENSES
9300 Bank Charges                                                             0                                       17

   TOTAL OTHER EXPENSES                                                       0                                       17
Other Reorganization Expenses


REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  MR Technologies, Inc.                                   Case #: 01-11497
                                                 Reporting Period: February 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                         BOOK VALUE AT END OF             BOOK VALUE ON PETITION
                                   ASSETS                               CURRENT REPORTING MONTH                   DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               (104,743)                        (109,538)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)                                                      1,403,130                        1,439,368
Notes Receivable
Inventories                                                                      203,122                          468,396
Prepaid Expenses                                                                 285,321                          347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                           1,786,830                        2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                   815,000                          815,000
Machinery and Equipment                                                          222,866                          455,548
Furniture, Fixtures and Office Equipment                                          39,270                           99,676
Leasehold Improvements                                                            41,242                           36,101
Vehicles                                                                           4,077                                -
Less Accumulated Depreciation                                                    182,539                          395,614
TOTAL PROPERTY & EQUIPMENT                                                       939,916                        1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                27,478,010                       26,703,208
TOTAL OTHER ASSETS                                                            27,478,010                       26,703,208

TOTAL ASSETS                                                                  30,204,756                       29,859,767

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                  CURRENT REPORTING MONTH                   DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                  78,288                                -
Taxes Payable (refer to FORM MOR-4)                                                7,184                                -
Wages Payable                                                                     35,919                           75,925
Notes Payable                                                                                                     (14,901)
Rent / Leases - Building/Equipment                                                78,881
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                 464,531                          230,230
TOTAL POSTPETITION LIABILITIES                                                   664,803                          291,254
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                                   597,221                          565,904
TOTAL PRE-PETITION LIABILITIES                                                   597,221                          565,904
TOTAL LIABILITIES                                                              1,262,024                          857,158
OWNER EQUITY
Capital Stock                                                                          -                                -
Additional Paid-In Capital                                                    32,507,420                       32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                              (3,504,811)                      (3,504,811)
Retained Earnings - Postpetition                                                 (59,877)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                              28,942,732                       29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                          30,204,756                       29,859,767

                                                                                       -                               (0)

In re:  MR Technologies, Inc.                                   Case #: 01-11497
                                                 Reporting Period: February 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON PETITION
                                  ASSETS                              CURRENT REPORTING MONTH                   DATE
Other Current Assets


Other Assets

AR Miscellaneous                                                               9,278                              13,425
AR Receivable Postage                                                        (44,173)                           (122,667)
Advances to employees                                                                                              3,672
Due to/from subsidiary                                                    27,347,477                          26,672,420
Intercompany transfers/transactions                                             (524)                             10,489
Other Assets - net                                                           165,952                             125,869






                                                                          27,478,010                          26,703,208

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH                   DATE
Other Postpetition Liabilities

Postage Deposit                                                              160,719                                   -
Accrued expenses                                                             103,540                              43,874
Deferred acquisition payable                                                                                     186,356

                                                                             264,259                             230,230
Adjustments to Owner Equity




Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.